Acquisition of Three Shores Bancorporation, Inc. March 9, 2020 Member FDIC. © 2020 United Bank

Important Information For Shareholders and Investors In connection with the proposed merger, United Community Banks, Inc. (“United”) will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a Proxy Statement of Three Shores Bancorporation, Inc. (“Three Shores”) to be sent to Three Shores’ shareholders seeking their approval in connection with the merger. The registration statement also will contain the prospectus of United to register the shares of United common stock to be issued in connection with the merger. A definitive proxy statement/prospectus will also be provided to Three Shores’ shareholders as required by applicable law. INVESTORS AND SHAREHOLDERS OF THREE SHORES ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE A PART OF THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY UNITED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT AND THOSE OTHER DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UNITED, THREE SHORES AND THE PROPOSED TRANSACTION. The registration statement and other documents filed with the SEC may be obtained for free at the SEC’s website (www.sec.gov). You will also be able to obtain these documents, free of charge, from United at the “Investor Relations” section of United’s website at www.ucbi.com or from Three Shores at the “Investor Relations” section of Three Shores’ website at www.threeshoresbancorporation.com. Copies of the definitive proxy statement/prospectus will also be made available, free of charge, by contacting United Community Banks, Inc., P.O. Box 398, Blairsville, GA 30514, Attn: Jefferson Harralson, Telephone: (864) 240-6208, or Three Shores Bancorporation, Inc., 201 South Orange Avenue, Orlando, Florida 32801, Attn: Barry Griffiths, Telephone: (407) 567-2212. This communication does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote or approval with respect to the proposed transactions or otherwise. PARTICIPANTS IN THE TRANSACTION United, Three Shores, Seaside and certain of their respective directors and executive officers, under the rules of the SEC, may be deemed to be participants in the solicitation of proxies from Three Shores’ shareholders in favor of the approval of the proposed merger. Information about the directors and officers of United and their ownership of United common stock can also be found in United’s definitive proxy statement in connection with its 2019 annual meeting of shareholders, as filed with the SEC on March 29, 2019, and other documents subsequently filed by United with the SEC. Information about the directors and executive officers of Three Shores and their ownership of Three Shores capital stock, as well as information regarding the interests of other persons who may be deemed participants in the transaction, may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. 2

Cautionary Statement Caution About Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.. In general, forward-looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on United’s capital ratios. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (4) the failure to obtain the necessary approval by the shareholders of Three Shores, (5) the possibility that the costs, fees, expenses and charges related to the Merger may be greater than anticipated, (6) the ability by United to obtain required governmental approvals of the Merger, (7) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (8) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the Merger, (9) the risks relating to the integration of Three Shores’ operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (10) the risk of potential litigation or regulatory action related to the Merger, (11) the risks associated with United’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) the dilution caused by United’s issuance of additional shares of its common stock in the Merger, and (14) general competitive, economic, political and market conditions. Further information regarding additional factors which could affect the forward-looking statements can be found in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in United’s Annual Report on Form 10-K for the year ended December 31, 2019, and other documents subsequently filed by United with the SEC. Many of these factors are beyond United’s and Three Shore’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and neither United nor Three Shores undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for United or Three Shores to predict their occurrence or how they will affect United or Three Shores. United and Three Shores qualify all forward-looking statements by these cautionary statements. 3

Transaction Highlights

Consistent With Our Strategy of Acquiring Franchise-Enhancing Companies Within Target Markets

Logical Expansion into Contiguous Florida Markets	✓ Acquisition of attractive commercial banking franchise with 14 branches and $1.5 billion of deposits ✓ Expands United's franchise into key growing and affluent Florida metro areas – Three Shores is located in 7 of the top 20 fastest growing Southeast MSAs (1) – Key metro areas include Orlando, Ft. Lauderdale, Tampa and Jacksonville ✓ Entry into markets where United leadership has robust existing knowledge and banking experience
Strong Strategic Fit	✓ Commercial-oriented banking franchise with ~62% of portfolio in commercial and industrial and owner-occupied CRE loans ($853 million) ✓ Established private bank and wealth platform with more than $900 million of assets under advisement at year-end ✓ Strong management team with large bank sophistication and established track record in building business banking and private wealth relationships ✓ Well-capitalized institution with solid asset quality results
Complementary Service-Focused Cultures	✓ Brings together two strong banking cultures centered on providing outstanding customer service ✓ Relationship focused credit culture with strong long term results ✓ Highly experienced and engaged banking and support teams ✓ Current CEO Gideon Haymaker to remain with United as President of Florida and Director of Private Banking and Wealth Management
Financially Compelling	✓ Expected EPS accretion of $0.12 - $0.14 in 2021 (first full year of operations) ✓ Manageable book dilution and earnback period consistent with stated acquisition criteria ✓ Expected to improve United's efficiency ratio and ROTCE by 100+ bps each ✓ Potential funding and revenue synergies contemplated but not modeled

Source: SNL Financial, Company Materials

Notes:
1. Based on projected population growth; Includes MSAs with a population of greater than 300,000

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Overview of Three Shores Bancorporation, Inc.

Company Overview

- Ticker: TSHR (OTC pink listed)
- Founder, CEO and President: Gideon Haymaker
- Headquarters: Orlando, FL
- Bank Subsidiary: Seaside National Bank & Trust; 14 branches
- Key business segments: Commercial Banking, Private Banking, Wealth Management, Trust Services and Insurance

Financial Highlights

	4Q 2019
Total Assets ($ billions)	1.9
Loans ($ billions)	1.4
Deposits ($ billions)	1.5
Tangible Common Equity ($ millions) (3)	164
ROAA (%)	1.11
ROTCE (%)	15.4
TCE/TA (%) (3)	8.79
NPA Ratio (%)	0.41

Three Shores At-a-Glance

- Strong commercial lending operation with excellent asset quality
  - 62% of loans are commercial & industrial and owner-occupied CRE, compared to 28% of loans for banks with a significant Florida presence (1)
  - Low NPA's and charge-off history
- High-touch customer service model focused on high net worth individuals and middle market businesses
  - Business lines include trust, wealth management, insurance and 401k products
  - Assets under advisement of more than $900 million at year-end
- Located in key Florida metro areas with compelling growth demographics and a huge commercial business base
  - In Three Shores' markets, population projected to grow 7% over the next five years vs. 3% nationally (2)
  - Median household income in Three Shores' markets projected to grow 12% over the next five years vs. 10% nationally (2)
- Strong track record of disciplined growth
  - 9% compound annual loan growth rate from 2015 to 2019
- Experienced management team
  - Total of 35 client advisors averaging 29 years of experience
  - CEO Gideon Haymaker has more than 38 years of executive experience with Florida regional banks
    - Gideon spent 20 years at SunTrust, where he previously held the role of EVP of Private Client Services, Florida

Source: Company Filings

Notes:

1. Reflects banks $5-$50 billion in assets with greater than 10% of deposits based in FL
2. Demographic data based on weighted average deposits by MSA
3. Assumes the conversion of Three Shores' convertible preferred equity into common equity

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Three Shores’ Geographic Footprint Three Shores Branch Network Three Shores has a focused, “branch lite” model 14 offices across three regions Ponte Vedra, FL North FL Central FL • Deposits: $76 million • Deposits: $902 million • Branch locations: Ponte Vedra Beach • Branch locations: Orlando, Lake Mary, Winter Park, Windermere • Located within St. Johns County, the • Orlando market #1 in job growth for 2015-2018 (1) wealthiest county in Florida by median income (4) Lake Mary ─ Top 10 best cities for college grads (1) • Top 20 best place to live on the coast Winter Park ─ #4 fastest growing U.S. Metro area (1) Windermere Orlando around the world (4) • Global businesses like KPMG and Johnson & Johnson opening new facilitates in Central • Home to the PGA Tour as well as The Florida Players Championship Tampa Coastal FL South FL Sarasota • Deposits: $214 million • Deposits: $403 million Stuart • Branch locations: Tampa, Sarasota and • Branch locations: Ft. Lauderdale, Palm Naples, Ponte Vedra Beach Beach Gardens, Palm Beach, Stuart, Boca Palm Beach Gardens Raton, Coral Gables Palm Beach • Tampa is the 18th largest U.S. MSA and among the top 15 fastest growing (3) • Ft. Lauderdale is a top 3 U.S. Metro area for Three Shores Footprint by Region Boca Raton job growth (2) Deposits % of Total Naples ─ Includes North Tampa’s Innovation Hub, Region Branches ($MM) Deposits Fort Lauderdale where 1 / 6 jobs and 1 / 3 businesses are ─ #3 best city in the U.S. for small Central 5 902 59% tech-focused (3) businesses (2) South 5 403 27% Coral Gables Coastal 4 214 14% • Naples is in Collier County, where the • Palm Beach represents an attractive wealth Total 14 1,519 100% median income is 24% above Florida management opportunity South FL average https://www.biz2credit.com/research-reports/2018-best- Three Shores Headquarters Three Shores Banking Office small-business-cities-in-america • Ponte Vedra is in St. Johns County, the Navitas Headquarters (United’s Equipment Leasing Division) West FL wealthiest county in Florida by median https://tampainnovation.com/ income (4) https://tampabayedc.com/why-tampa-bay/talent-tampa/ Source: Orlando.org North FL Notes: 1. Statistics and rankings as published on Orlando.org; sourced from U.S. Department of Labor, Bureau of Labor Statistics, Carrerbliss.com and Forbes (2018) https://www.jaxdailyrecord.com/article/st-johns-tops- 2. Statistics and rankings as published on fortlauderdale.gov and gflalliance.org; sourced from U.S. Department of Labor, Bureau of Labor Statistics and biz2credit.com (2018) 6 state-for-wealth-affordability 3. Statistics and rankings as published on tampabay.com, tampabay.org and tampabayedc.com; sourced from U.S. Census Bureau and Tampa Innovation Partnership (2018) 4. Statistics and rankings as published on jaxdailyrecord.com and pontevedrarecorder.com; sourced from Coastal Living Magazine and smartasset.com (2018) https://pontevedrarecorder.com/stories/coastal-living- ponte-vedra-beach-one-of-best-places-to-live-on-the- coast,5744

Additive to Our Existing Southeast Footprint

Expansion into Attractive Florida Markets

High-Growth MSAs in the Southeast

	Fastest Growing Southeast MSAs (1)	'20 – '25 Proj. Pop. Growth	'20 Population	'25 Proj. Median Household Income
1.	Myrtle Beach, SC	9.17%	502,515	$59,235
2.	Cape Coral, FL	8.12%	770,874	$67,430
3.	Orlando, FL	7.88%	2,655,278	$68,956
4.	Raleigh, NC	7.75%	1,394,356	$90,366
5.	Charleston, SC	7.65%	809,100	$75,912
6.	Naples, FL	7.61%	388,069	$82,927
7.	Lakeland, FL	7.56%	724,485	$59,017
8.	Sarasota, FL	7.41%	842,503	$70,762
9.	Wilmington, NC	7.06%	302,140	$65,901
10.	Charlotte, NC	6.99%	2,658,337	$75,204
11.	Spartanburg, SC	6.95%	321,550	$62,690
12.	Jacksonville, FL	6.81%	1,579,191	$70,264
13.	Tampa, FL	6.66%	3,219,587	$64,132
14.	Port St. Lucie-Stuart, FL	6.65%	489,085	$66,378
18.	Miami-Ft. Lauderdale, FL	6.34%	6,324,937	$67,104
20.	Atlanta, GA	6.12%	6,073,585	$81,378

United MSA Presence (Branch and or LPO)
Three Shores Presence (Banking Office)

Average Deposits per Branch
($ millions)


108
67
THREE SHORES BANCORPORATION
United Community Bank

Projected Population Growth (2)
2020 – 2025 (%)


7.3
5.8
3.3
THREE SHORES BANCORPORATION
United Community Bank
National Avg.

Projected Household Income Growth (2)
2020 – 2025 (%)


12.1
12
9.9
THREE SHORES BANCORPORATION
United Community Bank
National Avg.

Median Household Income ($000): 61.1 | 59.4 | 66.0

Notes:
1. Includes MSAs with a population of greater than 300,000
2. Data by MSA shown on a weighted average basis by deposits

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Pro Forma Loan and Deposit Composition Pro Forma Cons., HE & Other Cons., HE & Other Cons., HE & Other Pro Forma 4% 4% 4% 1-4 Family 1-4 Family C&I C&I (1) 17% 1-4 Family 24% 21% 23% 25% C&D C&I 4% 48% Owner Owner Occupied CRE Non Owner Occupied CRE C&D 18% Occupied CRE 14% 13% C&D 18% 12% Non Owner Occupied CRE Owner Occupied CRE Non Owner Occupied CRE 19% 14% 18% Loan Composition Composition Loan Total Loans: $8.9 billion Total Loans: $1.4 billion Total Loans: $10.2 billion Yield on Loans: 5.3% Yield on Loans: 4.8% Yield on Loans: 5.2% Non-Interest Bearing (1) Non-Interest Bearing 19% Non-Interest Bearing 32% 30% Interest Interest Interest Bearing Bearing Bearing Non Time Non Time Non Time 61% Time Deposits 52% 50% 19% Time Deposits Time Deposits 18% 18% Deposit Composition Composition Deposit Total Deposits: $10.9 billion Total Deposits: $1.5 billion Total Deposits: $12.5 billion Cost of Deposits: 0.61% Cost of Deposits: 1.13% Cost of Deposits: 0.67% Source: SNL Financial Notes: 1. Loan and deposit information as of 12/31/2019 regulatory reported data 8

Key Transaction Assumptions and Results

Consideration

- 0.3300 shares of United common stock for each share of Three Shores' common stock
- $25 million of options and follow-on rights cashed out at close

Transaction Value

- Deal value of approximately $180 million inclusive of value to options and follow-on rights (1)
- ~7x Three Shores 2019 earnings(2) with cost savings (3)
- ~1.1x Three Shores' stated tangible book value (3)
- Core deposit premium of 1.3% (4)

Pro Forma Ownership

- 91% United / 9% Three Shores

Cost Savings

- 24% of Three Shores' estimated non-interest expense ($9 million pre-tax)

One Time Expenses

- Pre-tax one-time expenses of $15 million

Credit Mark

- Credit marks of 2.1% of gross loans ($27 million)
  - ~3x Three Shores' non-performing loans
- PCD credit mark of $18 million and non-PCD credit mark of $9 million
- Additional $15 million estimated allowance related to CECL

Financial Impacts and Returns

- Expected to be $0.12 - $0.14 accretive to EPS on a fully phased in basis
- Manageable book value dilution and earnback within stated threshold
- Expected to improve ROTCE and Efficiency Ratio by 100+ bps each
- Pro forma Common Equity Tier 1 Capital Ratio at close of 12.4%

Expected Closing

- 3Q 2020

Note:
1. Reflects 0.330 per share exchange ratio based on United stock price of $18.98 as of market close March 9, 2020 and Three Shores' common share count of 24.7 million; deal value reflects value to options and follow-on rights cashed at close
2. Three Shores 2019 earnings adjusted to exclude $5 million pre-tax charge related to loan fraud in 1Q'19
3. Reflects fully diluted deal value inclusive of value to options and follow-on rights; tangible book value assumes preferred equity converts to common
4. Core deposits based on Three Shore's total deposits less jumbo time deposits

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Summary of Transaction  Provides natural expansion into key Florida metro areas with desirable market demographics – Ease of integration with no branch closures and expectation of retaining CEO and Client Advisors  Culturally compatible with a focus on customer service that mirrors that of United  Growing private banking and wealth platform additive to existing product suite  Adds the ability to supplement our traditional retail branch / commercial model with a branch lite commercial focus – Large bank sophistication – management team is principally SunTrust alumni with a strong Board of Directors  Financially compelling transaction consistent with United’s stated M&A criteria 10